UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 04, 2023

VIRACTA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51531	94-3295878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2533 S. Coast Hwy. 101, Suite 210
Cardiff, California		92007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 400-8470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VIRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Medical Officer

On August 4, 2023, the Board of Directors (“Board”) of Viracta Therapeutics, Inc. (the “Company”) appointed Darrel P. Cohen M.D., Ph.D. to serve as Chief Medical Officer of the Company, effective August 7, 2023.

Dr. Cohen, age 58, is a hematologist/oncologist with over 25 years of oncology clinical research and drug development experience. Most recently, from June 2022 to May 2023, Dr. Cohen was Chief Medical Officer of Cell Therapy at Athenex Inc., a clinical-stage biotechnology company, where he led clinical development, clinical operations, and regulatory affairs for its CAR-NKT cell therapy platform. Prior to this, from May 2021 to October 2021, Dr. Cohen was Chief Medical Officer at Biosight Pharmaceuticals, a clinical-stage hemato-oncology company. Prior to Biosight, from May 2019 to April 2021, Dr. Cohen was Head of Clinical Development at EUSA Pharma, a global specialty biopharmaceutical company. Prior to EUSA Pharma, from August 2006 to May 2019, Dr. Cohen held leadership positions of increasing responsibility at Pfizer Oncology, a global biopharmaceutical company, including Vice President of Late-Phase Clinical Development, where he was involved in multiple successful regulatory submissions of new targeted cancer drugs such as SUTENT® (sunitinib), XALKORI® (crizotinib), and IBRANCE® (palbociclib). Dr. Cohen received his M.D. and Ph.D. degrees in Medicine and Microbiology from Boston University School of Medicine, trained as a resident in Internal Medicine at Georgetown University Medical Center, and completed a fellowship in Hematology/Oncology at Duke University Medical Center.

Dr. Cohen has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, nor are any such transactions currently proposed. There is no arrangement or understanding between Dr. Cohen or any other person pursuant to which Dr. Cohen was selected as an officer or director. There are no family relationships between Dr. Cohen and any of the Company’s directors or executive officers.

Item 7.01. Regulation FD Disclosure.

On August 7, 2023, the Company issued a press release announcing the appointment of Darrel P. Cohen M.D., Ph.D. as Chief Medical Officer. A copy of that press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated August 7, 2023
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viracta Therapeutics, Inc.

Date:	August 7, 2023	By:	/s/ Daniel Chevallard
Daniel Chevallard Chief Operating Officer and Chief Financial Officer